EXHIBIT 4.9




--------------------------------------------------------------------------------

--------------------------------------------------------------------------------




                                TEREX CORPORATION

                                  $100,000,000

                    8-7/8% Senior Subordinated Notes due 2008

                        ---------------------------------

                          SECOND SUPPLEMENTAL INDENTURE

                            Dated as of July 30, 1999

                        --------------------------------

                    UNITED STATES TRUST COMPANY OF NEW YORK,

                                     Trustee



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                          SECOND SUPPLEMENTAL INDENTURE

                  SECOND SUPPLEMENTAL INDENTURE, dated as of July 30, 1999, between TEREX CORPORATION, a Delaware corporation (the "Company"), and UNITED STATES TRUST COMPANY OF NEW YORK, a New York banking corporation, as trustee (the "Trustee").

                  WHEREAS, the Company, and Terex Cranes, Inc., Koehring Cranes, Inc., PPM Cranes, Inc., Payhauler Corp., Terex-Telelect Inc., Progressive
Components, Inc., Terex Aerials, Inc., Terex-Ro Corporation, Terex Mining Equipment, Inc., O & K Orenstein & Koppel, Inc., The American Crane Corporation and Amida Industries, Inc., as guarantors (collectively, the "Subsidiary Guarantors"), and the Trustee are parties to an Indenture dated as of March 9, 1999, as amended by First Supplemental Indenture dated as of April 1, 1999 (said Indenture, as it may heretofore or hereafter from time to time be amended, the "Indenture") providing for the issuance of the Company's 8-7/8% Senior Subordinated Notes due 2008 (the "Notes");

                  WHEREAS,   the   Company   desires  to  correct  a  defect  or
inconsistency which does not adversely affect the rights of any Holder in any material respect as provided for in Section 9.01(1) of the Indenture; and

                  WHEREAS, the Company, the Subsidiary Guarantors and the Trustee desire to enter into this Second Supplemental Indenture.

                  NOW, THEREFORE, the Company, the Subsidiary Guarantors and the Trustee agree as follows for the equal and ratable benefit of the Holders of the Notes.

                                    ARTICLE 1

                           AMENDMENT TO THE INDENTURE

         Section 1.01. The proviso contained in Section 2.15(2) shall be deleted in its entirety and replaced with the following: "provided, however, that no Additional Notes may be issued at a price which would cause such Additional Notes to have "original issue discount" (within the meaning of Section 1273 of the Code) materially different from that attributed to the Notes issued on March 9, 1999."

                                    ARTICLE 2

                                  MISCELLANEOUS

         Section 2.01. The supplement to the Indenture effected hereby shall be binding upon all Holders of the Notes, their transferees and assigns. All Notes issued and outstanding on the date hereof shall be deemed to incorporate by reference or include the supplement to the Indenture effected hereby.

         Section 2.02. All terms used in this Second Supplemental Indenture which are defined in the Indenture shall have the meanings specified in the Indenture, unless the context of this Second Supplemental Indenture otherwise requires.

         Section 2.03. This Second Supplemental Indenture shall become a binding agreement between the parties when counterparts hereof shall have been executed and delivered by each of the parties hereto.

         Section 2.04. This Second Supplemental Indenture shall be construed, interpreted and the rights of the parties determined in accordance with the laws of the State of New York, as applied to contracts made and performed within the State of New York, without regard to principles of conflicts of law.

         Section 2.05. This Second Supplemental Indenture may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same amendment.

         Section 2.06. The recitals contained in this Second Supplemental Indenture are made by the Company and not by the Trustee and all of the provisions contained in the Indenture, in respect of the rights, privileges, immunities, powers and duties of the Trustee shall be applicable in respect thereof as fully and with like effect as if set forth herein in full.

         IN WITNESS WHEREOF, the parties hereto have caused this Second Supplemental Indenture to be duly executed as of the date first above written.

                                         TEREX CORPORATION



                                         By: /s/ Joseph F. Apuzzo
                                             --------------------
                                         Name:  Joseph F. Apuzzo
ATTEST:                                  Title: Vice President-Corporate Finance
/s/ Eric I Cohen
--------------------
Eric I Cohen, Secretary



                                         UNITED STATES TRUST COMPANY
                                           OF NEW YORK, as Trustee


                                         By_________________________
                                         Name:
ATTEST:                                  Title:

---------------------

                (Signature Page to Second Supplemental Indenture)


                                         SUBSIDIARY GUARANTORS:

                                         KOEHRING CRANES, INC.



                                         By: /s/ Joseph F. Apuzzo
                                             --------------------
                                          Name:  Joseph F. Apuzzo
ATTEST:                                  Title:     Vice President-Finance
/s/ Eric I Cohen
--------------------
Eric I Cohen, Secretary


                                         PPM CRANES, INC.


                                         By: /s/ Joseph F. Apuzzo
                                             --------------------
                                         Name:  Joseph F. Apuzzo
ATTEST:                                  Title:     Vice President-Finance
/s/ Eric I Cohen
----------------------
Eric I Cohen, Secretary


                                         TEREX-TELELECT INC.


                                         By: /s/ Joseph F. Apuzzo
                                             --------------------
                                         Name: Joseph F. Apuzzo
ATTEST:                                  Title:   Vice President-Finance
/s/ Eric I Cohen
--------------------
Eric I Cohen, Secretary


                                         TEREX AERIALS INC.


                                         By: /s/ Joseph F. Apuzzo
                                             --------------------
                                         Name:  Joseph F. Apuzzo
ATTEST:                                  Title:    Vice President-Finance
/s/ Eric I Cohen
---------------------------
Eric I Cohen, Secretary

                (Signature Page to Second Supplemental Indenture)


                                         THE AMERICAN CRANE CORPORATION


                                         By: /s/ Joseph F. Apuzzo
                                             --------------------
                                         Name: Joseph F. Apuzzo
ATTEST:                                  Title:   Vice President-Finance
/s/ Eric I Cohen
----------------------
Eric I Cohen, Secretary


                                         TEREX-RO CORPORATION


                                         By: /s/ Joseph F. Apuzzo
                                             --------------------
                                         Name: Joseph F. Apuzzo
ATTEST:                                  Title: Vice President-Finance


/s/ Eric I Cohen
---------------------
Eric I Cohen, Secretary



                                         TEREX CRANES, INC.


                                         By: /s/ Joseph F. Apuzzo
                                             --------------------
                                         Name:  Joseph F. Apuzzo
ATTEST:                                  Title:     Vice President and Treasurer
/s/ Eric I Cohen
---------------------
Eric I Cohen, Secretary



                                         PAYHAULER CORP.


                                         By: /s/ Joseph F. Apuzzo
                                             --------------------
                                         Name: Joseph F. Apuzzo
ATTEST:                                  Title:   Vice President and Treasurer

/s/ Eric I Cohen
---------------------
Eric I Cohen, Secretary

                (Signature Page to Second Supplemental Indenture)

                                         PROGRESSIVE COMPONENTS INC.


                                         By: /s/ Joseph F. Apuzzo
                                             --------------------
                                         Name: Joseph F. Apuzzo
ATTEST:                                  Title:    Vice President-Finance
/s/ Eric I Cohen
---------------------
Eric I Cohen, Secretary


                                         AMIDA INDUSTRIES, INC.


                                        By: /s/ Joseph F. Apuzzo
                                             --------------------
                                         Name:  Joseph F. Apuzzo
ATTEST:                                  Title:    Treasurer
/s/ Eric I Cohen
---------------------
Eric I Cohen, Secretary

                                         TEREX MINING EQUIPMENT, INC.


                                         By: /s/ Joseph F. Apuzzo
                                             --------------------
                                         Name:  Joseph F. Apuzzo
ATTEST:                                  Title:    Treasurer
/s/ Eric I Cohen
---------------------
Eric I Cohen, Secretary

                                         O & K  ORENSTEIN & KOPPEL, INC.


                                         By: /s/ Joseph F. Apuzzo
                                             --------------------
                                         Name:  Joseph F. Apuzzo
ATTEST:                                  Title:    Treasurer
/s/ Eric I Cohen
---------------------
Eric I Cohen, Secretary